Certification of Accuracy

Re: Translation (from Chinese into English) of the following document:

Agreement

Party A: Farvison Education Group Inc.
Party B: Wang Xiao Feng (Driver's Licence No. W0418-78906-8032)
Party C: Princeton Career Education Group Inc.

I, Yan Yan Su, hereby attest that I am a translator certified by The Association of Translators and Interpreters of Ontario (ATIO) for *Chinese* into *English and English into Chinese*, that I have translated the attached document, and that to the best of my knowledge, ability, and belief this translation is a true, accurate, and complete translation of the document that was provided to me.

YAN YAN SU, CT

June 25, 2021

DATE

Yan Yan Su, Certified Translator (English to Chinese, Chinese to English)
Tel: 1-647-271-3368, **Email:** yanyansu2004@yahoo.ca

Agreement

Party A: Farvison Education Group Inc.
Party B: Wang Xiao Feng (Driver's Licence No. W0418-78906-8032)
Party C: Princeton Career Education Group Inc.

Through friendly consultation, Party A, Party B and Party C reach the following agreement on the transfer of Party C's shares by Party B to Party A for greater development:

1、Party A shall acquire 70% of Party C's shares held by Party B at a purchase price of CAD $1. The three parties are scheduled to complete the legal change of equity on June 12, 2021.
2、After Party A completes the acquisition, Party A shall own 70% of the shares of Party C and Party B shall own 30% of the shares of Party C. Party B shall be responsible for the daily operation and management of Party C. Party B shall carry out all work and manage Party C strictly in accordance with the requirements of the listed company.
3、The board of directors of Party C shall consist of 3 members, including 2 members from Party A and 1 member from Party B, with Party B as the chairman.
4、 Starting from June 12, 2021, all investment and operating expenses of Party C shall be borne by Party A and have nothing to do with Party B.
5、Before June 12, 2021, Party C's debts and liabilities shall be borne by Party B and have nothing to do with Party A. After June 12, 2021, Party C's debts and liabilities shall be borne by Party A and Party B in proportion to their rights.
6、Matters not covered herein shall be amicably negotiated by both parties.
7、This agreement is made in triplicate, with each party holding one copy. The Chinese version of the agreement shall be the legal text and shall come into force after being signed by the three parties.

Party A: Farvison Education Group Inc.
Signature: [handwritten signature]

Party B: WANG, XIAO FENG
Signature: [handwritten signature]

Party C: Princeton Career Education Group Inc.
Signature: [handwritten signature]

June 6, 2021

协议书

甲方：Farvison Education Group Inc.

乙方： Wang Xiao Feng （驾照号码 W0418-78906-8032）

丙方： Princeton Career Education Group Inc

甲、乙、丙三方经友好协商，为了谋求更大发展，就乙方转让丙方股份给甲方达成如下协议：

1、甲方收购乙方持有丙方 70%的股份，收购价为 1 加元，三方定于 2021 年 6 月 12 日完成股权法律变更手续。

2、甲方完成收购后，甲方占丙方 70%股份，乙方占丙方 30%股份，丙方的日常经营管理由乙方负责，乙方严格按上市公司要求开展所有工作和管理丙方。

3、丙方董事会 3 名组成，其中，甲方 2 名，乙方 1 名，由乙方担任董事长。

4、从 2021 年 6 月 12 月开始，丙方所有投资和运营费用由甲方负责，与乙方无关。

5、2021 年 6 月 12 日以前丙方的债权债务由乙方承担，与甲方无关，从 2021 年 6 月 12 日之后丙方的债权债务由甲、乙双方按股权比例承担。

6、未尽事宜，双方友好协商。

7、本协议一式三份，各执一份，以中文协议为法律文字，三方签字后生效。

甲方：Farvison Education Group Inc.

签字：

乙方：WANG，XIAO FENG

签字：

丙方：Princeton Career Education Group Inc

签字：

2021 年 6 月 6 日